UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): April 13, 2021

(Exact name of registrant as specified in its charter)

Ohio	001-33653	31-0854434
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Fifth Third Center
38 Fountain Square Plaza	,	Cincinnati	,	Ohio	45263
(Address of Principal Executive Offices)					(Zip Code)
(800) 972-3030
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

    ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Without Par Value	FITB	The	NASDAQ	Stock Market LLC
Depositary Shares Representing a 1/1000th Ownership Interest in a Share of 6.625% Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series I	FITBI	The	NASDAQ	Stock Market LLC
Depositary Shares Representing a 1/40th Ownership Interest in a Share of 6.00% Non-Cumulative Perpetual Class B Preferred Stock, Series A	FITBP	The	NASDAQ	Stock Market LLC
Depositary Shares Representing a 1/1000th Ownership Interest in a Share of 4.95% Non-Cumulative Perpetual Preferred Stock, Series K	FITBO	The	NASDAQ	Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

The purpose of this amendment is to add item 5.07(d) below regarding the frequency of shareholder votes on the compensation of executives.

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Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) As described in Item 5.07 below, Fifth Third’s shareholders approved the Fifth Third Bancorp 2021 Incentive Compensation Plan (the “Plan”) at the annual meeting of shareholders on April 13, 2021. The Plan was adopted by Fifth Third’s Board of Directors on February 17, 2021, subject to shareholder approval. Now that shareholder approval has been obtained, the Plan is effective as of April 13, 2021. Subject to adjustment in certain circumstances, the Plan authorizes the grant of awards with respect to up to 50 million shares of common stock, plus shares that become available for issuance under the Plan from cancellations or forfeitures of awards under the Company’s prior plans.

Any officer, employee, director, regional director or consultant of the Company or any of its subsidiaries or affiliates is eligible to receive an award under the Plan. Generally, grants may be made in any of the following forms:

•	Stock Appreciation Rights

•	Restricted Stock and Restricted Stock Units

•	Performance Shares and Performance Units

•	Stock Options

•	Awards under Deferred Compensation or Similar Plans

•	Annual Incentive Awards

•	Other Incentive Awards
A detailed summary of the Plan appears on pages 87-97 of Fifth Third’s definitive proxy statement for its 2021 annual meeting of shareholders which was filed with the SEC on March 2, 2021 (the “2021 Proxy Statement”). That summary is incorporated herein by reference. A copy of the Plan was included as Annex A to the 2021 Proxy Statement, and is incorporated by reference as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On April 13, 2021, Fifth Third Bancorp held its Annual Meeting of Shareholders.

The results of shareholder voting on the proposals presented were as follows:

1. Election of all members of the Board of Directors to serve until the Annual Meeting of Shareholders in 2022:

	Number of Votes of Common Shares and Series A, Class B Preferred Stock Voting Together as a Class (the “Preferred Shareholders”)
	Votes For	Votes Against	Abstain	Broker Non-Vote
Nicholas K. Akins	546,118,956	3,395,988	2,816,855	76,912,470
B. Evan Bayh III	538,178,142	12,551,498	1,602,159	76,912,470
Jorge L. Benitez	547,120,249	2,391,603	2,819,947	76,912,470
Katherine B. Blackburn	547,080,142	2,521,106	2,730,551	76,912,470
Emerson L. Brumback	534,901,772	15,780,579	1,649,448	76,912,470
Greg D. Carmichael	521,770,867	27,294,844	3,266,088	76,912,470
Linda W. Clement-Holmes	549,242,478	1,474,608	1,614,713	76,912,470
C. Bryan Daniels	547,532,449	1,939,257	2,860,093	76,912,470
Mitchell S. Feiger	545,826,758	4,789,280	1,715,761	76,912,470
Thomas H. Harvey	547,175,960	2,331,419	2,824,420	76,912,470
Gary R. Heminger	532,902,946	17,729,243	1,699,610	76,912,470
Jewell D. Hoover	541,786,863	7,712,559	2,832,377	76,912,470
Eileen A. Mallesch	545,323,457	4,180,246	2,828,096	76,912,470
Michael B. McCallister	538,738,169	10,719,992	2,873,638	76,912,470
Marsha C. Williams	531,791,640	19,229,467	1,310,692	76,912,470

2. The ratification and appointment of the firm of Deloitte & Touche LLP to serve as the independent external audit firm for Fifth Third Bancorp for the year 2021 was approved by a vote of the common shareholders and the Preferred Shareholders of 607,853,032 votes for, 19,894,842 votes against, and 1,496,395 abstain, with no broker non-votes.

3. Executive compensation was approved by an advisory vote of the common shareholders and the Preferred Shareholders of 480,395,071 votes for, 69,195,673 votes against, and 2,741,055 abstain, with 76,912,470 broker non-votes.

4. Holding a shareholder vote on the compensation of executives every 1 year was approved by an advisory vote of the common shareholders and the Preferred Shareholders of 536,361,441 votes for every 1 year, 820,503 votes for every 2 years, and votes 13,737,185 for every 3 years, and 1,412,670 abstain, with 76,912,470 broker non-votes.

5. The proposal to approve the Fifth Third Bancorp 2021 Incentive Compensation Plan, including the issuance of shares of common stock authorized thereunder, was approved by a vote of the common shareholders and the Preferred Shareholders of 518,549,586 votes for, 31,388,810 votes against, and 2,393,403 abstain, with 76,912,470 broker non-votes.

6. The proposal to amend the Fifth Third Bancorp Articles of Incorporation to eliminate statutory supermajority vote requirements was approved by a vote of the common shareholders and the Preferred Shareholders of 545,702,811 votes for, 4,530,783 votes against, and 2,098,205 abstain, with 76,912,470 broker non-votes.

7. The proposal to amend the Fifth Third Bancorp Articles of Incorporation to eliminate cumulative voting was approved by a vote of the common shareholders and the Preferred Shareholders of 605,180,456 votes for, 21,255,802 votes against, and 2,808,011 abstain, with no broker non-votes.

(d) In light of the approval at the April 13, 2021 Annual Meeting by its shareholders in an advisory vote of its recommendation to hold an advisory vote for the approval of the compensation of the named executive officers every 1 year, Fifth Third will include a shareholder vote on the compensation of executives in its proxy materials every 1 year until its next vote on the frequency of shareholder votes on the compensation of executives.

Item 9.01 Financial Statements and Exhibits

Exhibit 10.1	Fifth Third Bancorp 2021 Incentive Compensation Plan. Incorporated by reference to Annex A to the registrant’s Proxy Statement dated March 2, 2021.
Exhibit 104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIFTH THIRD BANCORP
(Registrant)

Date: June 15, 2021	/s/ SUSAN B. ZAUNBRECHER

Susan B. Zaunbrecher
Executive Vice President and Chief Legal Officer